UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

MAISON SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 N Garfield Avenue, Monterey Park, CA 91754

(Address of principal executive offices, including zip code)

(626) 737-5888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2026, Maison Solutions Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because it had not timely filed its Annual Report on Form 10-K for the fiscal year ended April 30, 2026 (the “Form 10-K”), it no longer satisfies the continued listing requirement of Nasdaq Listing Rule 5250(c)(1) (the “Rule”). The Letter has no immediate effect on the listing of the Company’s Class A common stock, which continues to trade on The Nasdaq Capital Market under the symbol “MSS.”

The Company has 60 calendar days from the date of the Letter, or until October 19, 2026, to submit to Nasdaq a plan to regain compliance with the Rule. If Nasdaq accepts the plan, it may grant an exception of up to 180 calendar days from the Form 10-K’s due date, or until February 9, 2027, to regain compliance; if Nasdaq does not accept the plan, the Company may appeal the determination to a Nasdaq Hearings Panel.

The Company is working diligently to complete the Form 10-K and intends to timely submit a compliance plan to Nasdaq within the 60-day period described above.

Item 7.01. Regulation FD Disclosure.

On August 25, 2026, the Company issued a press release announcing its receipt of the Letter from Nasdaq described in Item 3.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding the Company’s intention to submit a compliance plan and its ability to regain and maintain compliance with Nasdaq’s listing requirements. These statements are subject to risks and uncertainties, including Nasdaq’s acceptance of the Company’s plan and the outcome of any appeal, and actual results may differ materially. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Maison Solutions Inc. on August 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAISON SOLUTIONS INC.

Date: August 25, 2026

By:	/s/John Xu
Name:	John Xu
Title:	Chief Executive Officer

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